CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Statement of Comprehensive Income [Abstract]
Net income	$ 2,396	$ 62	$ 5,849
Other comprehensive income (loss), net
Net unrealized gains (losses) from derivatives	(686)	174	(5)
Reclassification adjustments for gains from derivatives included in net income	894	(243)	1
Total other comprehensive income (loss)	208	(69)	(4)
Total comprehensive income (loss)	$ 2,604	$ (7)	$ 5,845